SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT

                       Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)        December 12,  2001
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                         JACKSONVILLE BANCORP, INC.
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       TEXAS                     0-28070                      75-2632781
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(State of Incorporation)     (Commission File)                (IRS No.)



COMMERCE AND NECHES STREET    JACKSONVILLE, TEXAS              75766
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(Address of Principal Executive Offices)                    (Zip Code)



                              (903) 586-9861
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          (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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      (Former Name or Former Address, if changed since last report)




Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated December 12, 2001























                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Jacksonville Bancorp, Inc.



Date:       12/12/01           By: /s/Jerry Chancellor
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                                   Jerry Chancellor
                                   President